                                                                   EXHIBIT 10.23

                                 AMENDMENT NO. 2

                                       TO

                  AMENDED AND RESTATED STOCKHOLDERS' AGREEMENT

                  This Amendment No. 2 (this "Amendment"), effective as of August 1, 2003, to the Amended and Restated Stockholders' Agreement (the "Agreement") effective as of November 28, 2000, as amended by Amendment No. 1 dated January 31, 2003, by and among MSX INTERNATIONAL, INC., a Delaware corporation (the "Company"), COURT SQUARE CAPITAL LIMITED, a Delaware corporation ("Court Square"), CITICORP MEZZANINE III, L.P., a Delaware limited partnership ("CMF"), each of the individuals or entities whose name appears on the signature pages hereto under the heading "Management Group" (individually, a "Management Group Member" and, collectively, the "Management Group"), each of the individuals or entities whose name appears on the signature pages hereto under the heading "CVC Group" (individually, a "CVC Stockholder" and, collectively, the "CVC Stockholders") and each of the other individuals whose name appears on the signature pages hereto. Capitalized terms are used as defined in Article I of the Agreement.

                                    RECITALS

                  WHEREAS, certain of the Stockholders, certain former stockholders of the Company and the Company entered into a Stockholders' Agreement, dated as of January 3, 1997, as amended (the "Original Agreement"), to regulate certain aspects of their relationship and to provide for, among other things, restrictions on the transfer or other disposition of securities of the Company and matters relating to the corporate governance of the Company and its Subsidiaries;

                  WHEREAS, in connection with the transfer of shares of Common Stock and Series A Preferred by MascoTech, Inc., a Delaware corporation, to Court Square pursuant to a Stock Purchase Agreement, dated as of August 1, 2000, by and between CVC and MascoTech, as amended, and the transfer of shares of Common Stock and Series A Preferred by CVC to Court Square pursuant to a Stock Purchase Agreement, dated as of November 28, 2000, by and between CVC and Court Square, the Stockholders and the Company amended and restated the Original Agreement, all in accordance with Section 7.2 of the Original Agreement;

                  WHEREAS, in connection with the Transfer of shares of Common Stock and Series A Preferred by one of the Institutional Stockholders, the Stockholders and the Company amended the Agreement to replace in its entirety the defined term "Permitted Transferee," in accordance with Section 7.2 of the Agreement; and

                  WHEREAS, in connection with the issuances to CMF by each of the Company and MSX International Limited, an indirect, wholly-owned subsidiary of the Company, of 11.5% senior secured notes in the aggregate principal amount of $25 million, the Company has agreed to issue a stock purchase warrant (together with all warrants issued in substitution or replacement thereof, the "CMF Warrant") to purchase the number of Warrant Shares (as defined in the CMF Warrant) that is specified in the CMF Warrant pursuant to a Warrant Purchase Agreement, dated as of the date hereof, by and between the Company and CMF (as amended, restated or modified from time to time, the "Warrant Agreement"), each of the Company and certain of the Institutional Stockholders desire to amend provisions of the Agreement, in accordance with Section 7.2 of the Agreement.

                  NOW, THEREFORE, the parties hereto hereby agree as follows:

                                   ARTICLE 1

                                   AMENDMENT

         1.1 Observer's Rights. Section 5.6(a) of the Agreement shall be deleted in its entirety and replaced with the following

                           "(a) In the event the Institutional Stockholders elect not to exercise, or are prohibited by applicable law from exercising, their rights to designate the Institutional Directors, or once appointed, the Institutional Stockholders desire to remove all of the Institutional Directors, the Institutional Stockholders shall have the right to have one (1) individual (each, an "Observer") attend any meeting of the Board or any committee thereof. So long as CMF owns at least 1% of the Common Stock outstanding (on a fully diluted basis) (assuming full exercise of the CMF Warrant), CMF shall have the right to have one (1) Observer attend any meeting of the Board or any committee thereof. In addition, the Institutional Stockholders shall have the right to appoint an Observer to the board of directors of any Subsidiary in lieu of designating a director thereto as provided by
         Section 5.5."

         1.2 Entire Agreement; Amendments. Section 7.2 shall be amended by adding the following clause (c) to the end of the first sentence thereof:

                           "and (c) any amendment, modification or supplement that adversely affects CMF's rights under Section 5.6(a) shall require the consent of CMF."

         1.3 Notices. Section 7.17(a) of the Agreement shall be amended by deleting the existing clause (iv) and replacing it with the following clause
(iv) and by adding the following clause (v) to the end thereof:

                           "(iv)    If to CMF, to:

                                    Citicorp Mezzanine III, L.P.
                                    399 Park Avenue - 14th Floor
                                    New York, New York 10043

                                    Facsimile No.: 212-888-2940
                                    Attn:  Byron Knief

                                    with copies to:

                                    Kirkland & Ellis LLP
                                    Citigroup Center
                                    153 East 53rd Street
                                    New York, New York 10022-4611
                                    Facsimile No.: 212-446-4900
                                    Attn:  Andrew Lindholm

                             (v) If to any other Additional Shareholder, to the address of such person set forth on the stock records of the Company."

                                   ARTICLE 2

                                 MISCELLANEOUS

         2.1 Joinder Agreement. In consideration of the issuance of the CMF Warrant by the Company, CMF agrees that:

                  (a) as of the date hereof, in accordance with Section 6.2 of the Agreement, it shall become a party to the Agreement and shall be fully bound by, and subject to, all of the covenants, terms and conditions of the Agreement as though an original party thereto and shall be deemed an "Additional Stockholder" for all purposes thereof, and shall possess and be subject to the rights, duties and obligations of an "Additional Shareholder" pursuant to the terms of the Agreements; and

                  (b) For avoidance of doubt, (i) the Warrant Shares are "Restricted Securities" (as such term is used in the Agreement) and any holder of the CMF Warrant (whether or not the CMF Warrant is exercised) or Warrant Shares is a "Stockholder" (as such term is defined in the Agreement), (ii) the terms "Class A Common," "Class B Common" and "Common Stock" (as such terms are used in the Agreement) include the Warrant Shares and (iii) a "Permitted Transferee" (as such term is used in the Agreement) of the undersigned shall also include its limited partners, general partners and "Affiliates" (as such term is defined in the Agreement).

         2.2 Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule that would cause the application of the laws of any jurisdiction other than the State of New York, except to the extent that the General Corporation Law of the State of Delaware applies as a result of the Company being incorporated in the State of Delaware, in which case such General Corporation Law shall apply.

                           [Signature pages to follow]

                  IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.

                                   MSX INTERNATIONAL, INC.


                                   By:      /s/ Frederick K. Minturn
                                            ------------------------------------
                                            Name:  Frederick K. Minturn
                                            Title: Vice President


                                   COURT SQUARE CAPITAL LIMITED


                                   By:      /s/ Michael A. Delaney
                                            ------------------------------------
                                            Name:  Michael A. Delaney
                                            Title: Vice President


                                   CITICORP MEZZANINE III, L.P.

                                            By: Citicorp Capital Investors, Ltd.
                                            Its:General Partner

                                            /s/ Byron L. Knief
                                            ------------------------------------
                                            Name: Byron L. Knief
                                            Title:President

                                   MANAGEMENT STOCKHOLDERS

                                   Billig Family Limited Partnership

                                   By:  /s/ E.H. Billig
                                        ---------------------------------------
                                        Name:  E.H. Billig
                                        Title: Trustee


                                   /s/ Frederick K. Minturn
                                   --------------------------------------------
                                   Frederick K. Minturn


                                   /s/ Thomas Stallkamp
                                   --------------------------------------------
                                   Thomas Stallkamp



                                   --------------------------------------------
                                   John W. Risk

                                   Kyung Ae Bae and Ralph L. Miller, Trustees under Trust Agreement, dated October 16, 1989, between Kyung Ae Bae, Settlor, and Kyung Ae Bae, Trustee


                                   By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                   CVC GROUP


                                   --------------------------------------------
                                   Richard M. Cashin


                                   Natasha Partnership


                                   By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                   63BR Partnership


                                   By:
                                            ------------------------------------
                                            Name:
                                            Title:



                                   --------------------------------------------
                                   Noelle Doumar



                                   --------------------------------------------
                                   William T. Comfort



                                   --------------------------------------------
                                   David Y. Howe




                                   --------------------------------------------
                                   John D. Weber

                                   DFT Family LP 94


                                   By:
                                            -----------------------------------
                                            Name:
                                            Title:



                                   --------------------------------------------
                                   Charles E. Corporening



                                   --------------------------------------------
                                   Paul C. Schorr IV


                                   /s/ Michael A. Delaney
                                   --------------------------------------------
                                   Michael A. Delaney


                                   Alchemy, L.P.


                                   By:
                                            -----------------------------------
                                            Name:
                                            Title:


                                   Thomas F. McWilliams Flint Trust


                                   By:
                                            -----------------------------------
                                            Name:  Jeanne Blasberg, Trustee

                                   --------------------------------------------
                                   M. Saleem Muqaddam



                                   --------------------------------------------
                                   Joseph Silvestri



                                   --------------------------------------------
                                   David F. Thomas



                                   --------------------------------------------
                                   James A. Urry

                                   CITICORP VENTURE CAPITAL EQUITY PARTNERS,
                                   L.P.

                                   By:      CVC PARTNERS LLC,
                                            its General Partner

                                   By:      CITICORP VENTURE CAPITAL GP
                                            HOLDINGS, LTD.


                                            By:      /s/ Michael A. Delaney
                                                     ---------------------------
                                                     Name:  Michael A. Delaney
                                                     Title: Vice President


                                   CVC EXECUTIVE FUND LLC

                                   By:      CITICORP VENTURE CAPITAL GP
                                            HOLDINGS, LTD.

                                            By:      /s/ Michael A. Delaney
                                                     ---------------------------
                                                     Name:  Michael A. Delaney
                                                     Title: Vice President


                                   CVC/SSB EMPLOYEE FUND, L.P.

                                   By:      CVC PARTNERS LLC,
                                            its General Partner

                                   By:      CITICORP VENTURE CAPITAL GP
                                            HOLDINGS, LTD.

                                            By:      /s/ Michael A. Delaney
                                                     ---------------------------
                                                     Name:  Michael A. Delaney
                                                     Title: Vice President

                                   ADDITIONAL MANAGEMENT STOCKHOLDERS



                                   --------------------------------------------
                                   Roger Fridholm



                                   --------------------------------------------
                                   Kenneth Sommer



                                   --------------------------------------------
                                   John W. Risk



                                   --------------------------------------------
                                   Thomas T. Stallkamp



                                   --------------------------------------------
                                   Carol Creel



                                   --------------------------------------------
                                   David A. Crittenden



                                   --------------------------------------------
                                   Cynthia Dauphinais



                                   --------------------------------------------
                                   Donald R. Fields



                                   --------------------------------------------
                                   Kevin D. Kyles



                                   --------------------------------------------
                                   Donald A. Leith

                                   --------------------------------------------
                                   Elie Matalon



                                   --------------------------------------------
                                   William R. Risk



                                   --------------------------------------------
                                   Gary Sands



                                   --------------------------------------------
                                   Gary J. Valentz


                                   Bruce S. Wagner Revocable Living Trust


                                   By:
                                            -----------------------------------
                                            Name:  Bruce S. Wagner



                                   --------------------------------------------
                                   Paul J. Wagner


                                   Billig Family Limited Partnership

                                   By:
                                            -----------------------------------
                                            Name:


                                   L.M. Gardner, L.L.C.

                                   By:
                                            -----------------------------------
                                            Name:



                                   --------------------------------------------
                                   Richard M. Cashin


                                   /s/ Frederick K. Minturn
                                   --------------------------------------------
                                   Frederick K. Minturn